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                          LASALLE U.S. REAL ESTATE FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2001

     This Supplement revises information contained in the Prospectus of LaSalle U.S. Real Estate Fund (the "Fund") dated April 30, 2001, as supplemented on April 25, 2002. It should be read in conjunction with the Prospectus and retained for future reference.

     The Fund previously announced that all sales of shares of the Fund have been suspended. The Fund has not accepted share purchase orders since April 26, 2002. On June 11, 2002, the Fund paid each of its remaining shareholders an amount equal to the net asset value of their account. LaSalle Investment Management (Securities) L.P., the Fund Manager, and the Board of Directors agreed to terminate the Investment Management Agreement with the Fund effective on June 28, 2002.

     The Board of Directors has received an offer to acquire the Fund from FCA Corp. The Board has accepted this offer, subject to the conditions set forth below, and FCA Corp. will become the sole shareholder of the Fund effective June 28, 2002. The sale of the Fund to FCA Corp. is conditioned on FCA Corp. agreeing to delay sales of shares to investors until a new Board of Directors is elected, a new Prospectus of the Fund is filed with the Securities and Exchange Commission, a minimum capital of $100,000 is contributed by FCA Corp. to the Fund, and such other requirements have been fulfilled which are necessary for the Fund to comply with the Investment Company Act of 1940.

     Accordingly, each of the officers and directors of the Board of the Fund has tendered their resignation effective June 28, 2002. FCA Corp., as the sole shareholder, will elect a new Board of Directors of the Fund who will appoint a new Fund Manager.


     For additional information, contact:

William K. Morrill, Jr.
LaSalle Investment Management (Securities) L.P.
100 East Pratt Street, 20th Floor
Baltimore, MD  21202
Telephone: (410) 347-0645


Terence P. Smith
FCA Corp.
555 North Lane
Suite 6160
Conshohocken, PA  19428
1-800-355-3553 (ext. 112)